UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2019
Date of Report (Date of earliest event reported)

ENERGY TRANSFER OPERATING, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-31219	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 600, Dallas, Texas 75225
(Address of principal executive offices)

(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
7.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPpC	New York Stock Exchange
7.625% Series D Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPpD	New York Stock Exchange
7.600% Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	ETPpE	New York Stock Exchange
7.500% Senior Notes due 2020	ETP 20	New York Stock Exchange
4.250% Senior Notes due 2023	ETP 23	New York Stock Exchange
5.875% Senior Notes due 2024	ETP 24	New York Stock Exchange
5.500% Senior Notes due 2027	ETP 27	New York Stock Exchange

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 1, 2019, the general partner of Energy Transfer Operating, L.P. (the “Partnership”) executed Amendment No. 3 to the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership (as amended, the “Partnership Agreement” and such amendment, the “LPA Amendment”). The purpose of the LPA Amendment was to create a new class of limited partner interests titled Class M units (the “Class M Units”).
The Class M Units were issued to a wholly-owned subsidiary of the Partnership in exchange for the contribution by that subsidiary of the equity interest in Panhandle Eastern Pipe Line Company, LP (“PEPL”) to the Partnership. As a result of the contribution and related transactions, PEPL is now held by a separate, non-corporate subsidiary of the Partnership.
The contribution of PEPL and the issuance of the Class M Units was done, in part, to further simplify the capital structure, internal accounting function, and regulatory reporting obligations of the Partnership. The terms of the Class M Units are substantially similar to the terms of the Partnership’s existing Class L units, currently held by wholly-owned subsidiaries of the Partnership. Except as required by Delaware law, the Class M Units will not be entitled to vote on any matters related to the Partnership other than any amendment to the Partnership Agreement that would adversely affect the Class M Units in any material respect.
The foregoing description of the LPA Amendment and the Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of the Exhibit
3.1	Amendment No. 3 to the Fifth Amended and Restated Agreement of Limited Partnership of Energy Transfer Operating, L.P., dated as of July 1, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER OPERATING, L.P.

		By:	Energy Transfer Partners GP, L.P.,
its general partner

		By:	Energy Transfer Partners, L.L.C.,
its general partner

Date:	July 2, 2019	By:	/s/ Thomas E. Long
Thomas E. Long
Chief Financial Officer